UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 16, 2010
Donegal Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-15341	23-02424711

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

1195 River Road, Marietta, Pennsylvania	17547

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: 717-426-1931
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     Union National Financial Corporation, or UNNF, Donegal Financial Services Corporation, or DFSC, which is 51.2%-owned by Donegal Mutual Insurance Company, or Donegal Mutual, and 48.8%-owned by Donegal Group Inc., or DGI, issued a joint press release today announcing that Mark D. Gainer, Chairman, President and Chief Executive Officer of UNNF, and Donald H. Nikolaus, President of DFSC, had become aware of the filing of a complaint on June 14, 2010 in the Court of Common Pleas of Lancaster County, Pennsylvania against UNNF, each of the directors of UNNF and certain Donegal entities (Donegal Acquisition Inc., DFSC, Donegal Mutual and DGI). We incorporate the text of the press release into this Form 8-K.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Exhibit Description
99.1	Joint Press Release of Union National Financial Corporation and Donegal Financial Services Corporation dated June 16, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DONEGAL GROUP INC.
By:	/s/ Jeffrey D. Miller
Jeffrey D. Miller, Senior Vice
President and Chief Financial Officer

Date: June 16, 2010